UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PROTAGONIST THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PROTAGONIST THERAPEUTICS, INC. 2022 Annual Meeting Vote by May 25, 2022 11:59 PM ET You invested in PROTAGONIST THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022. Vote Virtually at the Meeting* May 26, 2022 10:00 AM, PDT *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D78776-P65646 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PROTAGONIST THERAPEUTICS, INC. 7707 GATEWAY BLVD. SUITE 140 NEWARK, CA 94560 Vote Virtually at the Meeting: To vote during the Meeting go to www.virtualshareholdermeeting.com/PTGX2022. Have the control number that is printed in the box available and follow the instructions. Vote Before the Meeting by Internet: To vote now by internet, go to www.proxyvote.com. Have the control number that is printed in the box available and follow the instructions. Vote Before the Meeting by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D78777-P65646 1 Year 01) Harold E. Selick, Ph.D. 02) Bryan Giraudo 1. To elect the two Class III director nominees named below to serve until the 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Nominees: 2. To approve, on an advisory basis, the compensation of our named executive officers. 3. To recommend, by non-binding vote, the frequency of future executive compensation votes. 4. To ratify the selection by the Audit Committee of the Board of Ernst & Young LLP as Protagonist Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: The Board of Directors knows of no other matters that will be presented for consideration at the 2022 Annual Meeting of Stockholders. If any other matters are properly brought before the 2022 Annual Meeting of Stockholders, it is the intention of the proxies named in the proxy card to vote on such matters in accordance with their best judgment. For For For